UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2021 (August 10, 2021)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.      Regulation FD Disclosure.

On August 2, 2021, the Company filed a Current Report on Form 8-K disclosing that it had entered into a definitive stock purchase agreement with National Bank of New York City (“NBNYC”) and certain NBNYC shareholders to acquire all of the issued and outstanding stock of NBNYC (the “Transaction”). On that same day, the Company issued an investor presentation related to the Transaction (the “August 3, 2021 Presentation”).

On August 5, 2021, the Company filed a Current Report on Form 8-K issuing an addendum to the August 3, 2021 Presentation (the “Addendum”). The Addendum includes updated financial information and projections, and should be read together with the August 3, 2021 Presentation.

On August 10, 2021, the Company issued a second addendum to the August 3, 2021 Presentation, filed herewith as Exhibit 99.1 (the “Second Addendum”). The Second Addendum includes updated financial information and projections, and should be read together with the August 3, 2021 Presentation and August 5, 2021 Addendum.

The Second Addendum includes financial information not prepared in accordance with generally accepted accounting principles.The information contained in the Second Addendum is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Second Addendum to Investor Presentation

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: August 10, 2021	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board